UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021

KALEIDO BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38822	47-3048279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 674-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	KLDO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

The Company is furnishing a presentation, attached as Exhibit 99.1 to this Current Report on Form 8-K, summarizing the results from its controlled non-IND clinical study K031 evaluating Microbiome Metabolic Therapy (MMT™) candidate KB109 when added to Supportive Self-Care for outpatients with mild-to-moderate COVID-19 disease, which the Company intends to use from time to time in meetings with investors and others. The corporate presentation also includes information on a recently completed Food & Drug Administration (FDA) clinical inspection of the K031 study, as well as K032, a second non-IND clinical study evaluating KB109 for outpatients with mild-to-moderate COVID-19 disease.  At the conclusion of the inspection, the FDA issued a Form 483 with a single observation that the Company failed to submit an IND prior to conducting a clinical investigation that the FDA concluded was of an investigational new drug.  There were no findings related to the conduct or oversight of the studies.

Item 8.01 Other Events

On March 24, 2021, the Company issued a press release announcing results from its controlled non-IND clinical study K031 evaluating Microbiome Metabolic Therapy (MMT™) candidate KB109 when added to Supportive Self-Care for outpatients with mild-to-moderate COVID-19 disease. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On March 24, 2021, the Company will host a conference call and webcast at 8:30 A.M. to discuss the K031 results. A copy of the deck attached hereto as Exhibit 99.1 will be utilized in the presentation.  An updated version of the Company’s corporate presentation will also be available in the investor relations section of the Company’s website at http://kaleido.com.

The information in this Form 8-K (including Exhibits 99.1, and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	K031 Topline Final Data Analysis, dated March 24, 2021, furnished herewith
99.2	Press release issued by the Company, dated March 24, 2021, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALEIDO BIOSCIENCES, INC.

Date: March 24, 2021	By:	/s/ Daniel Menichella
Daniel Menichella
Chief Executive Officer, President and Director